UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2005

REMEC, INC.

(Exact name of registrant as specified in its charter)

1-16541

(Commission File Number)

California	95-3814301
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3790 Via de la Valle, San Diego, CA 92014

(Address of principal executive offices, with zip code)

(858) 842-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On August 26, 2005, REMEC, Inc. (“REMEC”) completed the sale of its ODU/TRX business unit (the “Business”) to Wireless Holdings International, Inc., an international business company organized under the laws of the British Virgin Islands (“Wireless Holdings”) for $15,000,000 in cash, subject to certain adjustments including a working capital-based adjustment and the assumption by Wireless Holdings of certain liabilities. The sale of the Business was made pursuant to an Asset Purchase Agreement between REMEC and Wireless Holdings dated July 26, 2005.

Certain key members of the management of the Business are also investors in and active managers of Wireless Holdings. These individuals include Dave Newman, the Vice President and General Manager of the Business and Domingo Bonifacio, the President of REMEC Manufacturing Philippines, Inc. Other than the relationship of these members of management of REMEC, there are no material relationships between REMEC and Wireless Holdings.

The principle used to determine the consideration was the fair market value of the assets being sold and liabilities being assumed, which was determined by arms-length negotiations.

A press release announcing the completion of the sale issued on August 30, 2005, is attached hereto as Exhibit 99.1 and is hereby incorporated herein by this reference in its entirety.

Forward-Looking Statements. Statements in the press release and other exhibits attached hereto that are not historical are forward-looking statements that involve known and unknown risks and uncertainties. Actual results could differ materially from those implied by such forward-looking statements due to a variety of factors, including general and industry economic conditions, competition, development factors, operating costs and other risks and uncertainties that are detailed from time to time in REMEC’s filings with the Securities and Exchange Commission.

Item 9.01	Financial Statements and Exhibits.

(b)	Pro Forma Financial Information

The pro forma financial information required by Article 11 of Regulation S-X will be supplied in an amendment to this Current Report on Form 8-K to be filed within four business days after August 26, 2005.

(c)	Exhibits.

The following exhibits are filed with this Current Report:

Exhibit No.	Description

2.1	Asset Purchase Agreement between REMEC, Inc. and Wireless Holdings International, Inc., dated July 26, 2005 (1)

99.1	Press Release, dated August 30, 2005

(1)	Incorporated by reference to Exhibit 2.1 to Current Report filed on Form 8-K with the Securities and Exchange Commission on July 28, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REMEC, INC.

Date: August 30, 2005	By:	/s/ Donald J. Wilkins
Donald J. Wilkins
Senior Vice President General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Asset Purchase Agreement between REMEC, Inc. and Wireless Holdings International, Inc., dated July 26, 2005 (1)

99.1	Press Release, dated August 30, 2005

(1)	Incorporated by reference to Exhibit 2.1 to Current Report filed on Form 8-K with the Securities and Exchange Commission on July 28, 2005.